COST OF SALES	12 Months Ended
Dec. 31, 2024
Disclosure Of Cost Of Sales [Abstract]
COST OF SALES [Text Block]
6.  COST OF SALES

Cost of sales are costs that are directly related to production and generation of revenues at the operating segments. Significant components of cost of sales, excluding depletion, depreciation and amortization are comprised of the following:

	Year Ended December 31,
	2024	2023
Labour costs	159,884	208,050
Consumables and materials	80,008	91,197
Energy	35,443	42,292
Maintenance	6,204	6,847
Assays and labwork	3,350	3,299
Insurance	2,483	3,531
Other costs(1)	10,991	13,796
Production costs	$298,363	$369,012
Transportation and other selling costs	2,788	3,163
Workers' participation costs	20,636	18,897
Environmental duties and royalties	14,752	12,880
Finished goods inventory changes	6,405	6,105
Other (3)	1,759	-
Cost of Sales	$344,703	$410,057

Cost of Sales - Standby Costs(2)	$-	$13,438

(1) Other costs include inventory write-downs, stockpile and work-in-process inventory changes, land access payments as well as services related to travel to corporate staff services, external consultants, and machinery rentals. The inventory write-downs during the year ended December 31, 2024, totaled $1.5 million (2023 - $15.5 million) and related to inventory at La Encantada (2023 -  $13.9 million at Jerritt Canyon and $1.6 million at La Encantada).

(2) Cost of sales for the year ended December 31, 2023 included one-time standby costs of $13.4 million primarily related to direct severance and demobilization costs at the Jerritt Canyon mine following the temporary suspension announced on March 20, 2023.

(3) Other for the year ended December 31, 2024 relates to $1.8 million incurred at San Dimas during the second quarter as a result of increased diesel consumption due to the use of back up energy sources following low water levels at the Las Truchas hydroelectric dam and damage to the power lines at the hydroelectric plant.